                                                                    EXHIBIT 99.1

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


I. RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                               293,680.58
     Available Funds:
                   Contract Payments due and received in this period                                                2,252,565.06
                   Contract Payments due in prior period(s) and received in this period                               120,083.14
                   Contract Payments received in this period for next period                                          115,955.86
                   Sales, Use and Property Tax payments received                                                      239,860.82
                   Prepayment Amounts related to early termination in this period                                      40,330.41
                   Servicer Advance                                                                                   292,422.77
                   Proceeds received from recoveries on previously Defaulted Contracts                                      0.00
                   Transfer from Reserve Account                                                                        3,503.73
                   Interest earned on Collection Account                                                                3,576.93
                   Interest earned on Affiliated Account                                                                  553.22
                   Proceeds from repurchase of Contracts per Contribution and Servicing
                   Agreement Section 5.03                                                                                   0.00
                   Amounts paid per Contribution and Servicing Agreement Section 7.01
                   (Substituted contract < Predecessor contract)                                                            0.00
                   Amounts paid under insurance policies                                                                    0.00
                   Maintenance, Late Charges and any other amounts                                                          0.00

                                                                                                                   --------------
     Total Available Funds                                                                                          3,362,532.52
     Less: Amounts to be Retained in Collection Account                                                               313,411.72
                                                                                                                   --------------
     AMOUNT TO BE DISTRIBUTED                                                                                       3,049,120.80
                                                                                                                   ==============




     DISTRIBUTION OF FUNDS:

          1. To Trustee -  Fees                                                                                             0.00
          2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               120,083.14
          3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                      a) Class A1 Principal and Interest                                                                    0.00
                      a) Class A2 Principal (distributed after A1 Note matures) and Interest                        2,136,519.01
                      a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                   182,832.00
                      b) Class B Principal and Interest                                                                53,200.54
                      c) Class C Principal and Interest                                                                60,320.38
                      d) Class D Principal and Interest                                                                61,405.64
                      e) Class E Principal and Interest                                                                63,565.55

          4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                        0.00
          5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
                      a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   13,186.06
                      b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  89,237.95
                      c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                         in effect)                                                                                     3,503.73
          6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts               243,990.97
          7. To Servicer, Servicing Fee and other Servicing Compensations                                              21,275.83
                                                                                                                   --------------
     TOTAL FUNDS DISTRIBUTED                                                                                        3,049,120.80
                                                                                                                   ==============

     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
     (if any)}                                                                                                        313,411.72
                                                                                                                   ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,182,541.24
            - Add Investment Earnings                                                                                   3,503.73
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                0.00
            - Less Distribution to Certificate Account                                                                  3,503.73
                                                                                                                   --------------
End of period balance                                                                                              $2,182,541.24
                                                                                                                   ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,182,541.24
                                                                                                                   ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002



III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                                   Pool A                                            42,812,737.20
                                   Pool B                                             6,830,496.56
                                                                                     --------------
                                                                                                              49,643,233.76

Class A Overdue Interest, if any                                                              0.00
Class A Monthly Interest - Pool A                                                       204,504.77
Class A Monthly Interest - Pool B                                                        32,627.42

Class A Overdue Principal, if any                                                             0.00
Class A Monthly Principal - Pool A                                                    1,677,996.14
Class A Monthly Principal - Pool B                                                      404,222.68
                                                                                     --------------
                                                                                                               2,082,218.82

Ending Principal Balance of the Class A Notes
                                   Pool A                                            41,134,741.06
                                   Pool B                                             6,426,273.88
                                                                                     --------------
                                                                                                              --------------
                                                                                                              47,561,014.94
                                                                                                              ==============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
      Original Face $190,972,000  Original Face $190,972,000    Balance Factor
      $ 1.241712                  $ 10.903268                   24.904706%
      --------------------------------------------------------------------------



IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                                   Class A1                                                   0.00
                                   Class A2                                          11,553,233.76
                                   Class A3                                          38,090,000.00
                                                                                     --------------
                                                                                                              49,643,233.76

Class A Monthly Interest
                                   Class A1 (Actual Number Days/360)                          0.00
                                   Class A2                                              54,300.19
                                   Class A3                                             182,832.00

Class A Monthly Principal
                                   Class A1                                                   0.00
                                   Class A2                                           2,082,218.82
                                   Class A3                                                   0.00
                                                                                     --------------
                                                                                                               2,082,218.82

Ending Principal Balance of the Class A Notes
                                   Class A1                                                   0.00
                                   Class A2                                           9,471,014.94
                                   Class A3                                          38,090,000.00
                                                                                     --------------
                                                                                                              --------------
                                                                                                              47,561,014.94
                                                                                                              ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
                                                Pool A                                 978,521.92
                                                Pool B                                 156,106.29
                                                                                     -------------
                                                                                                              1,134,628.21

      Class B Overdue Interest, if any                                                       0.00
      Class B Monthly Interest - Pool A                                                  4,835.53
      Class B Monthly Interest - Pool B                                                    771.43
      Class B Overdue Principal, if any                                                      0.00
      Class B Monthly Principal - Pool A                                                38,354.20
      Class B Monthly Principal - Pool B                                                 9,239.38
                                                                                     -------------
                                                                                                                 47,593.58

      Ending Principal Balance of the Class B Notes
                                                Pool A                                 940,167.72
                                                Pool B                                 146,866.91
                                                                                     -------------
                                                                                                              -------------
                                                                                                              1,087,034.63
                                                                                                              =============

      -------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
      Original Face $4,365,000    Original Face $4,365,000      Balance Factor
      $ 1.284527                  $ 10.903455                   24.903428%
      --------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class C Notes
                                                Pool A                               1,101,081.17
                                                Pool B                                 175,705.55
                                                                                     -------------
                                                                                                              1,276,786.72

      Class C Overdue Interest, if any                                                       0.00
      Class C Monthly Interest - Pool A                                                  5,844.91
      Class C Monthly Interest - Pool B                                                    932.70
      Class C Overdue Principal, if any                                                      0.00
      Class C Monthly Principal - Pool A                                                43,148.47
      Class C Monthly Principal - Pool B                                                10,394.30
                                                                                     -------------
                                                                                                                 53,542.77

      Ending Principal Balance of the Class C Notes
                                                Pool A                               1,057,932.70
                                                Pool B                                 165,311.25
                                                                                     -------------
                                                                                                              -------------
                                                                                                              1,223,243.95
                                                                                                              =============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
      Original Face $4,910,955    Original Face $4,910,955      Balance Factor
      $ 1.380100                  $ 10.902721                   24.908474%
      --------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                                                 Pool A                              1,101,081.17
                                                 Pool B                                175,705.55
                                                                                     -------------
                                                                                                              1,276,786.72

       Class D Overdue Interest, if any                                                      0.00
       Class D Monthly Interest - Pool A                                                 6,780.82
       Class D Monthly Interest - Pool B                                                 1,082.05
       Class D Overdue Principal, if any                                                     0.00
       Class D Monthly Principal - Pool A                                               43,148.47
       Class D Monthly Principal - Pool B                                               10,394.30
                                                                                     -------------
                                                                                                                 53,542.77

       Ending Principal Balance of the Class D Notes
                                                 Pool A                              1,057,932.70
                                                 Pool B                                165,311.25
                                                                                     -------------
                                                                                                              -------------
                                                                                                              1,223,243.95
                                                                                                              =============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
      Original Face $4,910,955    Original Face $4,910,955      Balance Factor
      $ 1.601088                  $ 10.902721                   24.908474%
      --------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class E Notes
                                                 Pool A                              1,101,081.17
                                                 Pool B                                175,705.55
                                                                                     -------------
                                                                                                              1,276,786.72

       Class E Overdue Interest, if any                                                      0.00
       Class E Monthly Interest - Pool A                                                 8,643.49
       Class E Monthly Interest - Pool B                                                 1,379.29
       Class E Overdue Principal, if any                                                     0.00
       Class E Monthly Principal - Pool A                                               43,148.47
       Class E Monthly Principal - Pool B                                               10,394.30
                                                                                     -------------
                                                                                                                 53,542.77

       Ending Principal Balance of the Class E Notes
                                                 Pool A                              1,057,932.70
                                                 Pool B                                165,311.25
                                                                                     -------------
                                                                                                              -------------
                                                                                                              1,223,243.95
                                                                                                              =============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
      Original Face $4,910,955    Original Face $4,910,955      Balance Factor
      $ 2.040902                  $ 10.902721                   24.908474%
      --------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                                                   Pool A                            1,834,642.45
                                                   Pool B                              292,668.97
                                                                                     -------------
                                                                                                              2,127,311.42

        Residual Interest - Pool A                                                      11,546.63
        Residual Interest - Pool B                                                       1,639.43
        Residual Principal - Pool A                                                     71,914.12
        Residual Principal - Pool B                                                     17,323.83
                                                                                     -------------
                                                                                                                 89,237.95

        Ending Residual Principal Balance
                                                   Pool A                            1,762,728.33
                                                   Pool B                              275,345.14
                                                                                     -------------
                                                                                                              -------------
                                                                                                              2,038,073.47
                                                                                                              =============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                        21,275.83
         - Servicer Advances reimbursement                                                                      120,083.14
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      243,990.97
                                                                                                              -------------
        Total amounts due to Servicer                                                                           385,349.94
                                                                                                              =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
         the beginning of the related Collection Period                                                  48,929,145.22

      Aggregate Discounted Contract Balance of Additional Contracts acquired
         during Collection Period                                                                                 0.00

      Decline in Aggregate Discounted Contract Balance                                                    1,917,709.87

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
      the ending of the related Collection Period                                                        --------------
                                                                                                         47,011,435.35
                                                                                                         ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances            1,907,438.96

          - Principal portion of Prepayment Amounts                                     10,270.91

          - Principal portion of Contracts repurchased under Indenture Agreement
            Section 4.02                                                                     0.00

          - Aggregate Discounted Contract Balance of Contracts that have become
            Defaulted Contracts during the Collection Period                                 0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added
            during Collection Period                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts
            withdrawn during Collection Period                                               0.00

                                                                                     ------------
                         Total Decline in Aggregate Discounted Contract Balance      1,917,709.87
                                                                                     ============
POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
       at the beginning of the related Collection Period                                                  7,806,388.22

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                        0.00

      Decline in Aggregate Discounted Contract Balance                                                      461,968.78

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
       at the ending of the related Collection Period                                                    --------------
                                                                                                          7,344,419.44
                                                                                                         ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances               432,120.22

          - Principal portion of Prepayment Amounts                                     29,848.56
                                                                                                .
          - Principal portion of Contracts repurchased under Indenture Agreement
            Section 4.02                                                                     0.00

          - Aggregate Discounted Contract Balance of Contracts that have become
            Defaulted Contracts during the Collection Period                                 0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added
            during Collection Period                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts
            withdrawn during Collection Period                                               0.00

                                                                                     ------------
                         Total Decline in Aggregate Discounted Contract Balance        461,968.78
                                                                                     ============

                                                                                                         --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                        54,355,854.79
                                                                                                         ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A                                                                                         Predecessor
                                                   Discounted                        Predecessor      Discounted
       Lease #      Lessee Name                    Present Value                     Lease #          Present Value
       -------------------------------------------------------------------------     ---------------  ------------------------------
       3330-003     OPEN MRI TEXAS VENTURES, LLC                     $784,197.29     835-503                            $438,611.25
       3309-001     OPEN MRI ILLINOIS VENTURES, LLC                $1,004,239.10     869-501                            $433,977.38
                    CASH                                              $69,086.19     878-501                            $455,634.75
                                                                                     878-502                            $455,364.75
                                                                                     1505-005                            $73,664.45



                                                   -----------------------------                      ------------------------------
                                                   Totals:         $1,857,522.58                                      $1,857,252.58

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $1,857,252.58
       b) ADCB OF POOL A AT CLOSING DATE                                                                            $161,410,790.25
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES [ ]        NO [X]

       POOL B                                                                                         Predecessor
                                                   Discounted                        Predecessor      Discounted
       Lease #      Lessee Name                    Present Value                     Lease #          Present Value
       -------------------------------------------------------------------------     ---------------  ------------------------------
                    NONE

                                                   -----------------------------                       -----------------------------
                                                   Totals:                 $0.00                                               $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                              $56,843,333.29
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                          0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES [ ]        NO [X]

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                        Predecessor
                                                   Discounted                        Predecessor      Discounted
       Lease #      Lessee Name                    Present Value                     Lease #          Present Value
       -------------------------------------------------------------------------     ---------------  ------------------------------
       1097-507     ADVANCED HEALTHCARE RESOURCES                    $159,644.40     1778-001                            $48,984.23
       1238-501     WILLIAM F SKINNER, M.D.                          $174,282.67     1777-001                           $325,671.26
       1505-005     NYDIC MEDICAL VENTURES VII, LLC                  $171,682.66     1855-001                           $153,223.12
       2488-001     HYDRO-TOUCH INC.                                 $110,973.88     1949-001                            $94,307.11
                    CASH                                               $5,602.11
                                                   -----------------------------                       -----------------------------
                                                   Totals:           $622,185.72                                        $622,185.72

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                    622,185.72
      b) ADCB OF POOL A AT CLOSING DATE                                                                             $161,410,790.25
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES [ ]        NO [X]


       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                      Predecessor
                                                   Discounted                        Predecessor      Discounted
       Lease #      Lessee Name                    Present Value                     Lease #          Present Value
       -------------------------------------------------------------------------     ---------------  ------------------------------
                    None



                                                   -----------------------------                       -----------------------------
                                                   Totals:                 $0.00                                              $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                            $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                              $56,843,333.29
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
      SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES [ ]        NO [X]

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2002


XV.    POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                             TOTAL OUTSTANDING CONTRACTS
   This Month                                     615,201.20                  This Month                            54,355,854.79
   1 Month Prior                                   13,186.58                  1 Month Prior                         56,735,533.44
   2 Months Prior                                  27,141.67                  2 Months Prior                        59,871,772.99

   Total                                          655,529.45                  Total                                170,963,161.22

   a) 3 MONTH AVERAGE                             218,509.82                  b) 3 MONTH AVERAGE                    56,987,720.41

   c) a/b                                              0.38%


2. Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                 Yes                 No       X
                                                                                                      -----------        -----------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                         Yes                 No       X
                                                                                                      -----------        -----------
   B. An Indenture Event of Default has occurred and is then continuing?                         Yes                 No       X
                                                                                                      -----------        -----------

4. Has a Servicer Event of Default occurred?                                                     Yes                 No       X
                                                                                                      -----------        -----------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                              Yes                 No       X
                                                                                                      -----------        -----------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                             Yes                 No       X
                                                                                                      -----------        -----------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                              Yes                 No       X
                                                                                                      -----------        -----------

6. Aggregate Discounted Contract Balance at Closing Date                                         Balance  $  218,254,123.54
                                                                                                          -----------------

   DELINQUENT LEASE SUMMARY

               Days Past Due            Current Pool Balance          # Leases
               -------------            --------------------          --------
                     31 - 60                    3,020,353.31                21
                     61 - 90                       37,309.02                 7
                    91 - 180                      615,201.20                11

   Approved By:
   Mathew E. Goldenberg
   Vice President
   Structured Finance and Securitization